UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

           Section 13 or 15(d) of the Securities Exchange Act of 1934.


                       Date of Report: September 11, 2000


                      FIRST AMERICAN HEALTH CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)



             Arizona                       0-15207               86-0418406
  (State or other jurisdiction      (Commission File No.)       (IRS Employer
of incorporation or organization)                            Identification No.)


7776 South Pointe Parkway West, Suite 150, Phoenix, Arizona       85044-5424
       (Address of principal executive offices)                   (Zip Code)


                                 (602) 414-0300
              (Registrant"s telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.



     On September 7, 2000, the Registrant engaged Pannell Kerr Forster of Texas, P.C. as its independent accountants. The Company did not consult Pannell Kerr Forster of Texas, P.C. on any accounting, auditing or financial reporting issues during its two most recent fiscal years or through September 11, 2000.

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
                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 11, 2000


                               FIRST AMERICAN HEALTH CONCEPTS, INC.


                               /s/ James A. Gresko
                               -------------------------------------------------
                               James A. Gresko
                               Vice President of Finance/Chief Financial Officer


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